Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,422,081.68
Previously Paid Amount	0.00
Total Fee Amount	5,116.92
Total Offset Amount	0.00
Net Fee	$ 5,116.92